SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 1, 2005

Date of Report (Date of Earliest Event Reported)
The Cronos Group
(Exact name of registrant as specified in its charter)
Luxembourg

(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)
5, rue Guillaume Kroll, L-1882 Luxembourg

(Address of principal executive offices) (Zip Code)
(352) 26.48.36.88

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Dispositions of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.54
EXHIBIT 10.55
EXHIBIT 10.56
EXHIBIT 10.57
EXHIBIT 10.58
EXHIBIT 10.59
EXHIBIT 10.60
EXHIBIT 10.61
EXHIBIT 10.62

Item 1.01 Entry into a Material Definitive Agreement.
          CF Leasing. In its Current Report on Form 8-K filed on June 21, 2005, the registrant, The Cronos Group (the “Company”) (Nasdaq symbol: CRNS) reported that, through its wholly owned subsidiary Cronos Finance (Bermuda) Limited, a company organized and existing under the laws of Bermuda (“CFL”), it was negotiating a sale of approximately $80 million of marine cargo containers to its joint venture program, CF Leasing Ltd. (“CF Leasing”). CF Leasing, a joint venture between a subsidiary of the Company and an affiliate of Fortis Bank (Nederland) N.V. (“Fortis”), was established in 2002 to acquire and lease marine cargo containers to third parties. CF Leasing is a bankruptcy-remote, special purpose entity organized under the laws of Bermuda. Several lenders, including Fortis, provide up to 80% of the cost of acquiring containers and the joint venture partners each provide one-half of the equity to fund the balance of the capital requirements of CF Leasing. The members of CF Leasing are FB Aviation & Intermodal Finance Holding B.V., a Besloten Vennootschap organized and existing under the laws of The Netherlands (“FBH”), and Cronos Equipment (Bermuda) Limited, a company organized and existing under the laws of Bermuda (“CEB”). CEB is a wholly owned subsidiary of the Company and an affiliate of CFL. CF Leasing is managed by Cronos Containers (Cayman) Ltd., a company organized and existing under the laws of the Cayman Islands (“CAY”) and a wholly owned subsidiary of the Company.
          On August 1, 2005, CF Leasing entered into a Purchase Agreement and a related Container Sale Agreement with CFL, pursuant to which CF Leasing purchased marine cargo containers from CFL for a price equal to their net book value as of August 1, 2005, of approximately $73.8 million. The containers sold consist of dry cargo, refrigerated and tank containers and dry freight specials numbering 45,300 TEUs. (“TEU” or “20-foot equivalent unit” is a standard measure used in the container industry, where a 20-foot container represents one TEU, and a 40-foot container represents two TEUs.)
          With this sale of containers to CF Leasing, the Company anticipates that CF Leasing will be in a better position to securitize its indebtedness, thereby reducing its interest costs. The Company and Fortis intend to securitize CF Leasing’s debt later this year or in 2006. There can be no assurance that CF Leasing will be able to securitize its debt.
          On August 1, 2005, CF Leasing, FBH and CEB, joined by the Company, entered into Amendment Number 4 (“Amendment No. 4”) to the Members Agreement, dated as of September 18, 2002, as amended (the “Members Agreement”). Amendment No. 4 extends the date, from December 31, 2005 to June 14, 2006, after which no additional capital contributions may be made by the members to CF Leasing. Amendment No. 4 also increases each of FBH’s and CEB’s aggregate equity contribution commitment to CF Leasing from $20,000,000 to $30,000,000.
          CFL. On August 1, 2005, CFL entered into a Third Amended and Restated Loan Agreement (the “Amended Loan Agreement”) with Fortis, Hollandsche Bank-Unie N.V., a Naamloze Vennootschap (“HBU”), and NIB Capital Bank N.V., a Naamloze

Vennootschap (“NIB”). The Amended Loan Agreement amends and restates the July 30, 1999 Loan Agreement, as amended and restated as of July 19, 2001 and September 23, 2003 (the “CFL Loan Agreement”) among CFL, Fortis, HBU and NIB. Pursuant to the Amended Loan Agreement, the revolving credit line available to CFL was reduced from $70 million to $45 million and the promissory notes issued under the CFL Loan Agreement were exchanged for new promissory notes in the aggregate amount of $45 million. The interest rate on the notes has declined by 25 basis points to 2.00% above one-month adjusted Libor. Generally, CFL’s cash flow will be applied to the payment of interest and principal on the notes until they are repaid in full. Under the terms of the Amended Loan Agreement, the revolving credit period was extended until July 2007 and unless the revolving credit period is extended on that date, the balance as of July 31, 2007 will be repaid over three years.
          Company Guaranty. The obligations of CFL to the lenders under the Amended Loan Agreement are secured by the containers and other assets of CFL. In addition, the Company previously agreed to guarantee the obligations of CFL to pay principal and interest under the notes and to perform its other obligations under the CFL Loan Agreement (the “Guaranty”). In connection with the Amended Loan Agreement, the Guaranty was amended pursuant to Amendment Number 2 to the Amended and Restated Guaranty (“Amendment No. 2”) to increase the limit on the Company’s guaranty from $24 million to $45 million. CFL’s obligations under the notes, and the Company’s guaranty of CFL’s obligations, may be accelerated upon certain events of default, as set forth in Section 801 of the Amended Loan Agreement and Section 7 of the Guaranty. These events of default include the failure to meet certain financial covenants.
          CFB. In its Current Report on Form 8-K filed February 10, 2005, the Company reported that its indirectly wholly-owned subsidiary, Cronos Funding (Bermuda) Limited, a company organized and existing under the laws of Bermuda (“CFB”), entered into an Amended and Restated Master Loan Agreement with Fortis (the “CFB Loan Agreement”). On August 1, 2005, CFB entered into a Container Sale Agreement with CFL, pursuant to which CFB sold all of its marine cargo containers, constituting substantially all of its assets, to CFL for a price equal to their net book value as of August 1, 2005, of approximately $19.3 million. The containers sold consist of dry cargo and refrigerated containers numbering 20,300 TEUs. CFB will use the proceeds from the container sale to pay off its remaining debt under the CFB Loan Agreement and will then wind-down its operations.
     Item 2.01 Completion of Acquisition or Dispositions of Assets.
          See the discussion of the sale of containers by CFL to CF Leasing and the sale of containers by CFB to CFL under item 1.01 above.

     Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     (a) See the discussion of the reduction in CFL’s indebtedness and the amendment of the Company’s guaranty thereof under item 1.01 above.
     Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.54	Purchase Agreement by and between CF Leasing Ltd. (“CF Leasing”) and Cronos Finance (Bermuda) Limited (“CFL”), dated as of August 1, 2005.

Exhibit 10.55	Container Sale Agreement by and between CF Leasing and CFL, dated as of August 1, 2005.

Exhibit 10.56	Amendment Number 4, dated as of August 1, 2005, to Members Agreement, dated as of September 18, 2002, by and among CF Leasing, FB Aviation & Intermodal Holding B.V. and Cronos Equipment (Bermuda) Limited, and joined by The Cronos Group (the “Company”).

Exhibit 10.57	Third Amended and Restated Loan Agreement, dated as of August 1, 2005, among CFL, Fortis Bank (Nederland) N.V. (“Fortis”), NIB Capital Bank N.V. (“NIB”), and Hollandsche Bank-Unie N.V. (“HBU”).

Exhibit 10.58	CFL Secured Note in favor of Fortis in the principal amount of $15,000,000, dated August 1, 2005.

Exhibit 10.59	CFL Secured Note in favor of NIB in the principal amount of $15,000,000, dated August 1, 2005.

Exhibit 10.60	CFL Secured Note in favor of HBU in the principal amount of $15,000,000, dated August 1, 2005.

Exhibit 10.61	Amendment Number 2, dated as of August 1, 2005, to the Amended and Restated Guaranty, dated as of July 19, 2001, by and among the Company, Fortis, HBU and NIB.

Exhibit 10.62	Container Sale Agreement by and between CFL and Cronos Funding (Bermuda) Limited, dated as of August 1, 2005.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP

By	/s/ Elinor Wexler
Elinor Wexler Assistant Secretary
Date: August 4, 2005

EXHIBIT INDEX

Exhibit 10.54	Purchase Agreement by and between CF Leasing Ltd. (“CF Leasing”) and Cronos Finance (Bermuda) Limited (“CFL”), dated as of August 1, 2005.

Exhibit 10.55	Container Sale Agreement by and between CF Leasing and CFL, dated as of August 1, 2005.

Exhibit 10.56	Amendment Number 4, dated as of August 1, 2005, to Members Agreement, dated as of September 18, 2002, by and among CF Leasing, FB Aviation & Intermodal Holding B.V. and Cronos Equipment (Bermuda) Limited, and joined by The Cronos Group (the “Company”).

Exhibit 10.57	Third Amended and Restated Loan Agreement, dated as of August 1, 2005, among CFL, Fortis Bank (Nederland) N.V. (“Fortis”), NIB Capital Bank N.V. (“NIB”), and Hollandsche Bank-Unie N.V. (“HBU”).

Exhibit 10.58	CFL Secured Note in favor of Fortis in the principal amount of $15,000,000, dated August 1, 2005.

Exhibit 10.59	CFL Secured Note in favor of NIB in the principal amount of $15,000,000, dated August 1, 2005.

Exhibit 10.60	CFL Secured Note in favor of HBU in the principal amount of $15,000,000, dated August 1, 2005.

Exhibit 10.61	Amendment Number 2, dated as of August 1, 2005, to the Amended and Restated Guaranty, dated as of July 19, 2001, by and among the Company, Fortis, HBU and NIB.

Exhibit 10.62	Container Sale Agreement by and between CFL and Cronos Funding (Bermuda) Limited, dated as of August 1, 2005.